TAXES BASED ON INCOME	12 Months Ended
Dec. 28, 2019
TAXES BASED ON INCOME

NOTE 14. TAXES BASED ON INCOME

Taxes based on income were as follows:

(In millions)	2019	2018	2017
Current:
U.S. federal tax	$11.0	$(19.7)	$47.0
State taxes	.5	.8	.2
International taxes	148.1	134.3	111.0
	159.6	115.4	158.2
Deferred:
U.S. federal tax	(168.0)	(6.3)	134.8
State taxes	(8.9)	2.3	(3.7)
International taxes	(39.4)	(26.0)	18.4
	(216.3)	(30.0)	149.5
(Benefit from) provision for income taxes	$(56.7)	$85.4	$307.7

The principal items accounting for the difference between taxes computed at the U.S. federal statutory rate and taxes recorded were as follows:

(In millions)	2019	2018	2017
Computed tax provision at U.S. federal statutory rate(1)	$52.4	$116.5	$206.7
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit(1)	(12.8)	3.9	(3.2)
U.S. pension plan settlements and related charges(1)	(76.6)	—	—
Tax Cuts and Jobs Act(2)	—	(34.7)	172.0
Foreign earnings taxed at different rates(3)	56.2	44.0	(40.2)
Foreign tax structuring and planning transactions(4)	(47.9)	(31.0)	—
Excess tax benefits associated with stock-based payments	(7.8)	(7.7)	(16.0)
Valuation allowance	2.0	10.7	(1.4)
Corporate-owned life insurance	(4.0)	(3.8)	(6.7)
U.S. federal research and development tax credits	(6.1)	(6.1)	(4.9)
Tax contingencies and audit settlements	(11.8)	(11.9)	(1.9)
Other items, net	(.3)	5.5	3.3
(Benefit from) provision for income taxes	$(56.7)	$85.4	$307.7
(1)	Included in 2019 and 2018 are tax effects of the pension plan settlement charges associated with the termination of the ADPP. The tax benefits of $102 million and $19 million on the pretax charges were reflected in computed tax provision at U.S. federal statutory rate and state taxes, net of federal tax benefit for fiscal years 2019 and 2018, respectively. In 2019, the tax benefit of $77 million related to the release of stranded tax effects in AOCI through the income statement was reflected in U.S. pension plan settlements and related charges.
(2)	During 2018 and 2017, we recognized a net tax benefit of $34.7 million and a net tax charge of $172 million, respectively, as a result of the TCJA. These amounts included our TCJA provisional amount and subsequent adjustments, including items that would otherwise be separately disclosed as state taxes, net of federal tax benefit, tax effects of foreign earnings taxed at different rates, tax contingencies and audit settlements, and other items, net. We finalized our TCJA provisional amount as defined under SEC Staff Accounting Bulletin No. 118 in 2018.
(3)	Included in 2019 and 2018 are certain U.S. international tax provisions imposed by the TCJA; all years included foreign earnings taxed in the U.S., net of credits.
(4)	In 2019, we recognized a net tax benefit of $47.9 million related to a foreign structuring transaction. This net benefit resulted from the elimination of recapture conditions to which our previously recognized net operating losses were subject. By eliminating these conditions, our losses became permanent, and the offsetting deferred tax liability related to future recapture was released. In 2018, we recognized a net tax benefit of $31 million related to a foreign planning transaction. This net benefit resulted from the recognition of a deferred tax asset in a higher tax rate jurisdiction, partially offset by a taxable gain recognized in a lower effective tax rate jurisdiction.

Income before taxes from our U.S. and international operations was as follows:

(In millions)	2019	2018	2017
U.S.	$(355.4)	$(7.3)	$49.0
International	604.9	562.1	540.5
Income before taxes	$249.5	$554.8	$589.5

Our effective tax rate was (22.7)%, 15.4%, and 52.2% for fiscal years 2019, 2018, and 2017, respectively.

Our 2019 provision for income taxes included $179 million of tax benefit related to the effective settlement of the ADPP, $102 million of which was the related tax effect on the pretax charge of $444 million and $77 million of which was related to the release of stranded tax effects in AOCI through the income statement.  The tax effects were stranded primarily as a result of the U.S. federal tax rate change under the TCJA.  Refer to Note 1, “Summary of Significant Accounting Policies,” and Note 6, “Pension and Other Postretirement Benefits,” for more information.  Our 2019 provision for income taxes also included (i) $47.9 million of tax benefit from a foreign tax structuring transaction resulting in previously recognized tax losses becoming permanent; (ii) $24.7 million of net tax charge related to the tax on global intangible low-taxed income (“GILTI”) of our foreign subsidiaries and the recognition of foreign withholding taxes on current year earnings, partially offset by the benefit from foreign-derived intangible income (“FDII”); (iii) $11.8 million of net tax benefit from the effective settlement of certain German tax audits and decreases in reserves as a result of closing tax years, partially offset by additional interest and penalty accruals, and increases in reserves from our change in judgment; (iv) $7.8 million of tax benefit related to excess tax benefits associated with stock-based payments; and (v) $2 million of net tax benefit from an intellectual property tax incentive in a foreign jurisdiction having met the eligibility requirements.  Effective in 2019, we implemented certain operational structure changes to more closely align with our business strategies, one benefit of which was to reduce our base erosion payments below the statutory threshold. As a result, our 2019 provision for income taxes did not include tax charges related to Base Erosion Antiabuse Tax (“BEAT”).

Our 2018 provision for income taxes included (i) $34.7 million of tax benefit for measurement period adjustments to our 2017 TCJA provisional amount in accordance with guidance provided under SEC Staff Accounting Bulletin No. 118 (“SAB 118”); (ii) $31 million of net tax charge for GILTI and BEAT, and the recognition of foreign withholding taxes on current year earnings, partially offset by the benefit from FDII; (iii) $11.9 million of net tax benefit from the effective settlement of our German tax audit and decreases in reserves as a result of closing tax years, partially offset by additional interest and penalty accruals, and increases in reserves from our change in judgment; and (iv) $31 million of net tax benefit primarily due to the recognition of a deferred tax asset in a higher tax rate jurisdiction, partially offset by a taxable gain recognized in a lower effective tax rate jurisdiction.  Our 2018 provision for income taxes was not significantly impacted by the $10.7 million increase in valuation allowance primarily due to offsetting changes in deferred taxes and uncertain tax positions.

Our 2017 provision for income taxes included (i) $172 million of net tax charge for our 2017 TCJA provisional amount; (ii) $5.1 million of tax benefit from the release of valuation allowance on certain state deferred tax assets; (iii) $16 million of tax benefit related to excess tax benefits associated with stock-based payments; and (iv) $1.9 million of net tax benefit from effective settlements and decreases in reserves as a result of closing tax years, partially offset by additional interest and penalty accruals, and increases in reserves from our change in judgment.

U.S. Tax Reform

The TCJA enacted in the U.S. in December 2017 significantly changed U.S. corporate income taxation by, among other things, reducing the federal corporate income tax rates to 21%; implementing a modified territorial tax system prospectively by providing a dividend received deduction on certain dividends from our foreign subsidiaries, loss of domestic manufacturing deductions, and limitations on the deductibility of our executive compensation; and interest expense, and imposing a one-time transition tax through a deemed repatriation of accumulated untaxed earnings and profits of foreign subsidiaries.

In 2017, we included a provisional amount of $172 million as the estimated impact of the TCJA in our results for the fourth quarter and full year 2017. This provisional amount included (i) $147 million of tax charge related to the estimated transition tax; (ii) $49.2 million of tax charge resulting from the estimated remeasurement of net U.S. deferred tax assets at the lower corporate income tax rate; (iii) $9.3 million of tax charge related to potential uncertainties of our accumulated tax attributes that were used in our estimated transition tax calculation; (iv) $5.3 million of tax charge from the estimated reduction of previously recognized U.S. deferred tax assets that we no longer anticipated to benefit from due to changes in the future deductibility of executive compensation; and (v) $38.8 million of net tax benefit, primarily from the reversal of the deferred tax liability that we previously recorded for future tax costs associated with repatriations of certain foreign earnings and profits that we considered not to be indefinitely reinvested.

As of December 29, 2018, we completed our accounting for the income tax effects of the TCJA following the guidance of SAB 118. Specifically, we included $34.7 million of net  tax benefit as measurement period adjustments primarily related to (i) $9.5 million of tax charge as an adjustment to the transition tax, reflecting subsequent regulatory and administrative guidance issued by the Internal Revenue Service (“IRS”) and certain state taxing authorities and the finalization of our foreign earnings and profits as well as taxes; (ii) $39.6 million of tax benefit as an adjustment to the remeasurement of deferred taxes as a result of our decision to accelerate certain deductions in conjunction with the completion of our 2017 U.S. federal income tax return; (iii) $3.6 million of tax charge as an incremental accrual for foreign withholding taxes associated with changes in our indefinite reinvestment assertions after information required to make such determination was obtained; and (iv) $9.4 million of tax benefit from releasing a previously recorded uncertain tax position after we did not take the position on our 2017 U.S. federal income tax return.

Consistent with the prior year, our accumulated earnings in foreign subsidiaries are not indefinitely reinvested. As a result of the one-time transition tax and the dividend received deduction prescribed by the TCJA, our accumulated earnings in foreign subsidiaries can generally be repatriated to the U.S. without material tax consequences. As of December 28, 2019, we recorded a deferred tax liability of $18.9 million related to future tax consequences from repatriating our accumulated earnings in foreign subsidiaries that are not indefinitely reinvested.

Deferred Taxes

Deferred taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2019	2018
Accrued expenses not currently deductible	$25.7	$18.4
Net operating loss carryforwards(1)	154.6	166.4
Tax credit carryforwards	46.5	69.0
Stock-based compensation	11.8	12.4
Pension and other postretirement benefits	57.8	79.8
Lease liabilities(2)	30.5	—
Other assets	21.3	18.5
Valuation allowance	(67.7)	(71.8)
Total deferred tax assets(3)	280.5	292.7
Depreciation and amortization	(41.6)	(45.1)
Repatriation accrual	(18.9)	(21.3)
Foreign operating loss recapture(1)	(3.4)	(56.5)
Lease assets(2)	(29.7)	—
Other liabilities	—	(1.6)
Total deferred tax liabilities(3)	(93.6)	(124.5)
Total net deferred tax assets	$186.9	$168.2
(1)	A portion of our net operating losses originated from prior impairments of investment value in foreign subsidiaries as recognized for foreign accounting and tax reporting purposes. As required by law, these impairment losses are subject to future recapture under certain conditions. In 2019, we executed a foreign tax structuring transaction that eliminated the conditions under which future recapture may occur. Consequently, our previously recognized impairment losses became permanent, and the deferred tax liability related to future recapture was released.
(2)	In 2019, we adopted the accounting guidance on leases using a modified retrospective approach. As such, the prior year period has not been adjusted. Refer to Note 1, “Summary of Significant Accounting Policies,” and Note 7, “Commitments and Leases,” to the Consolidated Financial Statements for more information.
(3)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.

We assess the available positive and negative evidence to estimate if sufficient future taxable income is expected to be generated to use existing deferred tax assets.  On the basis of our assessment, we record valuation allowances only with respect to the portion of the deferred tax asset that is not more-likely-than-not to be realized.  Our assessment of the future realizability of our deferred tax assets relies heavily on our forecasted earnings in certain jurisdictions, and such forecasted earnings are determined by the manner in which we operate our business.  Any changes to our operations may affect our assessment of deferred tax assets considered realizable if the positive evidence no longer outweighs the negative evidence.

Net operating loss carryforwards of foreign subsidiaries at December 28, 2019 and December 29, 2018 were $508 million and $538 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at December 28, 2019 and December 29, 2018 totaled $47 million and $69 million, respectively.  If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions)	Net Operating
Year of Expiry	Losses(1)	Tax Credits
2020	$5.1	$.3
2021	3.1	.5
2022	6.6	.6
2023	5.2	2.5
2024	5.2	.4
2025 - 2039	8.4	35.1
Indefinite life/no expiry	474.5	7.1
Total	$508.1	$46.5
(1)	Net operating losses are presented before tax effect and valuation allowance.

Certain indefinite-lived foreign net operating losses may require decades to be fully utilized under our current business model.

At December 28, 2019, we had net operating loss carryforwards in certain state jurisdictions of $635 million before tax effect.  Based on our estimates of future state taxable income, it is more-likely-than-not that the majority of these carryforwards will not be realized before they expire.  Accordingly, a valuation allowance has been recorded on $588 million of these carryforwards.

As of December 28, 2019, our provision for income taxes did not materially benefit from applicable tax holidays in foreign jurisdictions.

Unrecognized Tax Benefits

As of December 28, 2019, our unrecognized tax benefits totaled $70 million, $61 million of which, if recognized, would reduce our annual effective income tax rate.  As of December 29, 2018, our unrecognized tax benefits totaled $81 million, $72 million of which, if recognized, would reduce our annual effective income tax rate.

Where applicable, we accrue potential interest and penalties related to unrecognized tax benefits in income tax expense.  The interest and penalties we recognized during fiscal years 2019, 2018 and 2017 were not material, individually or in aggregate, to the

Consolidated Statements of Income.  We have accrued balances of $22 million and $25 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 28, 2019 and December 29, 2018, respectively.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2019	2018
Balance at beginning of year	$80.8	$108.7
Additions for tax positions of the current year	7.5	11.5
Reductions for tax positions of prior years, net	(6.7)	(23.1)
Settlements with tax authorities	(1.9)	(6.6)
Expirations of statutes of limitations	(8.0)	(5.9)
Changes due to translation of foreign currencies	(1.8)	(3.8)
Balance at end of year	$69.9	$80.8

It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $19 million, primarily as a result of audit settlements and closing tax years.

The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world.  Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of the relevant risks, facts, and circumstances existing at the time.  We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters.  However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate.  The final determination of tax audits and any related legal proceedings could materially differ from amounts reflected in our tax provision and the related liabilities.  As of the date the 2019 Consolidated Financial Statements are being issued, we and our U.S. subsidiaries have completed the IRS’ Compliance Assurance Process Program through 2016.  With some exceptions, we and our subsidiaries are no longer subject to income tax examinations by tax authorities for years prior to 2009.